UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 9, 2015
(Date of Report - Date of earliest event reported on)

Vermont	000-16435	03-0284070
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Derby Road, Derby, Vermont	05829
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number: (802) 334-7915

Not Applicable
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 203.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)  On December 9, 2015, the Boards of Directors of Community Bancorp. (the “Company”) promoted Executive Vice President Kathryn (Kathy) M. Austin, age 58, to the position of President and Chief Operating Officer of Community Bancorp. and President of the Company’s wholly-owned subsidiary, Community National Bank, effective January 1, 2016. Kathy will also continue in her current position of Chief Operating Officer of Community National Bank.  In conjunction with her promotion, effective January 1, 2016, Kathy’s annual base salary will increase from $189,000 to $214,000 and she will have the use of a Bank-owned vehicle. The promotion will be announced in a press release dated December 16, 2015, a copy of which is filed as Exhibit 99.1 to this report, and is incorporated herein by reference.

Kathy has worked at Community National Bank for over 35 years, most recently as Executive Vice President of Community Bancorp. and Community National Bank and in January 2014 she was named Chief Operating Officer of Community National Bank.  From January, 2011 to July, 2012 she held the position of Executive Vice President in charge of Retail Banking and prior to that, she was Senior Vice President of Retail Banking since June 2004. In July, 2012, Kathy was unanimously appointed to the Community National Bank Board of Directors by the Boards of the Company and the Bank, and at the May, 2015 annual shareholders meeting she was elected to a three year term on the Company’s Board.

Kathy is a graduate of both the New England School of Banking at Williams College as well as the Stonier Graduate School of Banking.  In 2003, she received the Outstanding Community Banker Award presented by the Vermont Bankers Association. Kathy currently serves as Board Chair of North Country Health Systems.

Item 8.01.  Other Events

On December 9, 2015, the Board of Directors of Community Bancorp. declared a quarterly cash dividend of $0.16 per share, payable February 1, 2016 to shareholders of record on January 15, 2016.  The Company’s press release dated December 14, 2015, announcing the dividend declaration is filed as Exhibit 99.2 to this Report, and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.  The following exhibits are filed with this report:

99.1 –
Press release dated December 16, 2015, announcing the promotion of Kathryn M. Austin to President of Community National Bank and Community Bancorp. and Chief Operating Officer of Community National Bank.

99.2 –	Press Release of Community Bancorp. dated December 14, 2015, announcing quarterly cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP.

DATED: December 15, 2015	/s/ Stephen P. Marsh
Stephen P. Marsh, Chairman,
President & Chief Executive Officer